                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.        )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement             [ ] Confidential, For Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2)

[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12  [X]

                              PRIME RESPONSE, INC.
_______________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:
________________________________________________________________________________
    (2) Aggregate number of securities to which transaction applies:
________________________________________________________________________________
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
    (4) Proposed maximum aggregate value of transaction:
________________________________________________________________________________
    (5) Total fee paid:
________________________________________________________________________________
    [ ] Fee paid previously with preliminary materials:
________________________________________________________________________________

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:
________________________________________________________________________________
    (2) Form, Schedule or Registration Statement No.:
________________________________________________________________________________
    (3) Filing Party:
________________________________________________________________________________
    (4) Date Filed:
________________________________________________________________________________

January 11, 2001

                     AMENDMENT TO THE TELECONFERENCE SCRIPT
                          OF CHORDIANT SOFTWARE, INC.
                            AND PRIME RESPONSE, INC.
                            AS FILED JANUARY 8, 2001

This filing amends the following information contained in the document filed with the Securities and Exchange Commission pursuant to Rule 14a-12 by Prime Response, Inc. on January 8, 2001:

     At September 30, 2000, the two companies' combined cash balances totaled $98.5 million.

The remainder of the content in the previously mentioned filing remains the same.